UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒       Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CNL HEALTHCARE PROPERTIES, INC.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25 (b) per Exchange Act Rules 14a-6 (i) (1) and D-11.

OPEN IMMEDIATELY—ACTION REQUIRED DOCUMENTS REQUIRING YOUR IMMEDIATE ACTION ENCLOSED

Your vote is missing and urgently needed. The annual shareholders meeting will be held on November 20, 2024. Whether or not you plan to attend, your vote is very important. You can vote your shares by internet, telephone, or mail. Simply follow the information below, which is also on the enclosed form. For your convenience, we’ve highlighted where you can find your unique Control Number. If you have any questions or need 0000 0000 0000 0000 0000 0000 0000 0000 assistance in voting your shares, please call 1-855-928-4482. NOTE: This is not an actual Control Number. Please refer to the proxy card for your unique Control Number. THREE WAYS TO VOTE ONLINE PHONE MAIL WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete WITHOUT A PROXY CARD VOTE PROCESSING the electronic voting instruction 0000 0000 0000 0000 form. Call 1-855-928-4482 Mark, sign and date 0000 0000 0000 0000 Monday to Friday, 9:00 a.m. your ballot and return to 9:00 p.m. ET to speak with NOTE: This is not an actual Control Number. it in the postage-paid a proxy specialist. Please refer to the voting instruction form envelope provided. for your unique Control Number. WITH A PROXY CARD Call 1-800-690-6903 to vote using the automated system.